UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-22724

Exact name of registrant as specified in charter:	PGIM Global High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2020

Date of reporting period:	7/31/2020

Item 1 – Reports to Stockholders

PGIM GLOBAL HIGH YIELD FUND, INC.

ANNUAL REPORT

JULY 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You should contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Global High Yield Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended July 31, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and early summer, a strong equity market rally helped large-cap US and emerging market stocks post gains during the period, while US small caps and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global High Yield Fund, Inc.

September 15, 2020

PGIM Global High Yield Fund, Inc.	3

Your Fund’s Performance

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain more recent performance data by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in below investment-grade fixed income instruments of issuers located around the world, including emerging markets.

Performance Snapshot as of 7/31/20
Price Per Share	Total Return for 12 Months Ended 7/31/20
$15.50 (NAV)	1.05%
$13.18 (Market Price)	–0.40%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: PGIM Investments LLC.

Key Fund Statistics as of 7/31/20
Duration	5.1 years	Average Maturity	6.1 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

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Credit Quality expressed as a percentage of total investments as of 7/31/20 (%)
BBB	0.5
BB	35.8
B	36.2
CCC	22.1
CC	0.4
C	0.6
D	0.1
Not Rated	0.8
Cash/Cash Equivalents	3.5
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a Nationally Recognized Statistical Rating Organization (“NRSRO”) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 7/31/20
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 7/31/20
$1.255	$0.105	9.56%

Yield at Market Price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of July 31, 2020.

PGIM Global High Yield Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The PGIM Global High Yield Fund, Inc.’s shares returned –0.40% based on market price and 1.05% based on net asset value in the 12-month reporting period that ended July 31, 2020. For the same period, the Bloomberg Barclays Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) returned 1.31%. All Fund returns reflect reinvestment of dividends.

What were the market conditions?

•

Following several stable months, the last part of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating gains throughout the latter part of 2019, high yield bonds declined sharply during the first quarter of 2020 as credit spreads widened to levels not seen since the 2008-09 financial crisis. (Credit spreads are yield differentials between corporate bonds and US Treasury securities of comparable maturity.) Though spreads have tightened from their widest level in March, they remain significantly wider than pre-COVID levels.

•

Throughout most of the period, high yield bonds benefited from stable credit fundamentals, low corporate default rates, and record-high equity prices. The signing of a phase-one US-China trade deal, declining uncertainty over the United Kingdom’s exit from the European Union (known as Brexit), and stable monetary policy further boosted sentiment toward the end of 2019 and throughout most of January 2020. However, this optimism proved short-lived, as high yield bonds came under heavy pressure in February and March when growing concerns around the coronavirus and a sharp sell-off in oil prices sparked a collapse in the asset class.

•

Following a difficult March, high yield bonds began to stabilize following unprecedented fiscal and monetary responses, including the Federal Reserve’s (the Fed’s) announcement that it would purchase recently fallen angels and high yield bond exchange-traded funds (ETFs) as well as the European Union’s establishment of a €750 billion recovery fund. (Fallen angels are investment-grade corporate bonds that have been downgraded to junk-bond status.) Risk-on sentiment saw spreads decline sharply over the last four months of the period, with the market rebounding sharply from March lows.

•

During the second quarter of 2020, both US and European high yield responded positively to the fiscal and monetary stimulus programs aimed at stabilizing the global economy and financial markets. Within US high yield, spreads tightened by 233 basis points (bps) to end the quarter at 644 bps, as mutual fund flows turned strongly positive, with five of the largest weekly inflows on record occurring during the quarter. (One basis point equals 0.01%.) Lower-rated credits outperformed, with CCC-rated bonds outperforming B-rated and BB-rated bonds, while all sectors except airlines

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posted positive returns. Meanwhile, European high yield posted its best quarterly performance since the first quarter of 2012. While the rally in Europe began with higher-rated credits and more defensive sectors, returns were later driven by the virus-impacted sectors such as leisure, transportation, gaming, and autos, as the market began to price in a more optimistic recovery.

•

In July 2020, US and European high yield again posted strong gains on the back of government and central bank support, gradual reopening of major economies, optimism around COVID-19 vaccine development, and improving economic data. After tightening further in July, US and European high yield bond spreads ended the period at 516 bps and 504 bps, respectively. By quality, higher-rated credits generally fared better than their lower-quality peers heading into and coming out of the crisis, with BB-rated bonds outperforming B-rated bonds and CCC-rated bonds during 2020.

What worked?

•

Industry selection was a large contributor to the Fund’s performance during the reporting period. In the US and Canada, overweights to the electric utilities, consumer non-cyclicals, and technology sectors added value. In Europe and other developed markets, overweights to chemicals, food, and industrials were positive. In emerging markets, overweights to Jamaica, Turkey, and Ukraine lifted returns.

•

A few of the largest single-name contributors in the US and Canada included overweights to Calpine Corp. (electric utilities) and CenturyLink Inc. (telecom). In Europe and other developed markets, overweights to Picard Bondco SA (food) and Starfruit FINCO BV (chemicals) added value. In emerging markets, an overweight to Digicel Group (telecom) was positive.

•	The Fund’s long-duration bias in US rates added value for the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

What didn’t work?

•

Although sector allocation overall was positive, overweights in the US and Canada to upstream energy, gaming & lodging & leisure, and media & entertainment limited results. In Europe and other developed markets, an underweight to financials and overweights to leisure and gaming were negative. In emerging markets, an overweight to Republic of Argentina and an underweight to China limited results.

•	Overall security selection detracted from performance, with positioning within the media & entertainment, midstream energy, and gaming & lodging & leisure industries hurting performance.

PGIM Global High Yield Fund, Inc.	7

Strategy and Performance Overview (continued)

•

A few of the largest single-name detractors over the period in the US and Canada included overweights to AMC Entertainment Holdings Inc. (gaming & lodging & leisure), Alta Mesa Holdings LP (upstream energy), and Chesapeake Energy Corp. (upstream energy). In Europe and other developed markets, overweights to Stonegate Pub Co. (leisure) and Codere Finance (gaming) limited results. In emerging markets, overweights to the Republic of Argentina and Province of Buenos Aires hurt performance.

•	Having more beta in the Fund relative to the Index, on average, detracted from returns over the period.

How did the Fund’s borrowing (leverage) strategy affect its performance and distributions?

•	The Fund’s use of leverage contributed positively to NAV performance and shareholder distributions, as both the returns and income earned on the securities purchased exceeded the cost of borrowing.

•	As of July 31, 2020, the Fund had borrowed $224 million and was about 26.1% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 26.0%.

Did the Fund use derivatives?

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions that were not denominated in US dollars. The derivatives helped immunize any impact from fluctuating currencies outside the US dollar and added modestly to performance. The Fund held positions in a credit default swap index (CDX) to hedge credit risk and help manage the overall beta of the portfolio. Overall, the use of CDX detracted from performance for the reporting period.

Current outlook

•

PGIM Fixed Income remains constructive on high yield over the medium term given the enormous monetary and fiscal responses seen to date, including the Fed’s decision to purchase recently fallen angels and high yield bond ETFs. It also believes current spread levels adequately compensate for an expected increase in defaults over the next two years. Over the near term, it believes the market is vulnerable to uncertainty around a second wave of COVID-19, the US elections in November, slowing inflows, and new supply used to fund corporate losses.

•

In US high yield, PGIM Fixed Income is adding to fallen angels and fallen angel candidates in investment-grade debt. Given their recent underperformance, it believes BB-rated bonds are attractive on a relative-value basis and are less susceptible to a second virus-related shutdown. It is maintaining an overweight to independent power producers and, within energy, it is underweight oil producers and overweight natural gas.

•	In European high yield, PGIM Fixed Income is currently broadly running above market-level risk, with investment weighted toward the best relative value opportunities given

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the evolving backdrop. It believes spreads are at attractive levels versus historic norms and will drive strong returns for investors with longer-term time horizons. Over the near term, it believes the market will likely remain volatile (but relatively range-bound) given fears of a reacceleration of COVID cases. Ultimately, actively managed credit selection will be a key differentiating factor between managers in these volatile markets.

•

Within hard currency emerging markets and corporates, PGIM Fixed Income continues to see value in high-quality issuers and is adding long-duration investment-grade emerging market issuers with market access and substantial room for spread compression. The focus has been adding selectively to high-quality new issuance coming with concessions, although concessions have thinned from where they were in April. PGIM Fixed Income has been reducing higher-beta names where it had less conviction and where it thought the rebound would be lower, or where risks were mispriced.

PGIM Global High Yield Fund, Inc.	9

Benchmark Definitions

Bloomberg Barclays Global High Yield 2% Issuer Constrained (USD Hedged) Index—The Bloomberg Barclays Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 2% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “GHY,” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

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Schedule of Investments

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 130.1%

ASSET-BACKED SECURITIES 1.7%

Cayman Islands
Cathedral Lake CLO Ltd., Series 2016-04A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.522%(c)	10/20/28		6,000	$5,875,449
Voya CLO Ltd., Series 2014-02A, Class A1RR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	1.293(c)	04/17/30		4,980	4,923,519

TOTAL ASSET-BACKED SECURITIES (cost $10,979,549)					10,798,968

BANK LOANS 9.4%

Canada 0.3%
Xplornet Communications, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	4.911(c)	06/10/27		2,075	2,014,478

Germany 0.4%
Speedster Bidco GmbH, Second Lien Term Loan, 6 Month EURIBOR + 6.250% (Cap N/A, Floor 0.000%)	6.250(c)	03/31/28	EUR	2,075	2,248,707

Luxembourg 1.1%
Galileo Global Education Finance Sarl, Term Loan^	— (p)	12/11/27		3,100	3,450,804
Intelsat Jackson Holdings SA, Tranche B-5 Term Loan	8.625	01/02/24		3,695	3,725,022

					7,175,826

Saint Lucia 0.4%
Digicel International Finance Ltd., First Lien Initial Term B Loan, 1 - 6 Month LIBOR + 3.250%	3.800(c)	05/27/24		2,481	2,124,247

United Kingdom 1.8%
EG Finco Ltd., Second Lien Term Loan, 6 Month EURIBOR + 7.750%	8.750(c)	04/20/26	EUR	2,916	3,246,082
Froneri Finco SARL, Second Lien Facility (EUR) Loan, 6 Month EURIBOR + 5.750% (Cap N/A, Floor 0.000%)	5.750(c)	01/31/28	EUR	3,800	4,437,043

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	11

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

United Kingdom (cont’d.)
Richmond UK Bidco Ltd., Facility B, 1 - 6 Month GBP LIBOR + 4.250%	4.975%(c)	03/03/24	GBP	120	$140,693
Tilney Group Ltd., Facility B Loan, 3 Month GBP LIBOR + 5.000%	5.141(c)	12/17/25	GBP	3,025	3,807,937

					11,631,755

United States 5.4%
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%	6.661(c)	08/04/25		2,634	2,651,093
CEC Entertainment, Inc., Term B Loan, 3 Month LIBOR + 6.500% (Cap N/A, Floor 1.000%)	7.500(c)	08/31/26		858	513,840
CHAMPIONX Holding Inc., Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%	8.250(c)	06/13/25		2,450	2,225,999
Chesapeake Energy Corp., Class A Loan, 1 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)	9.000(c)	06/24/24		3,875	1,894,875
Citgo Petroleum Corp., 2019 Incremental Term B Loan, 3 Month LIBOR + 5.000%	6.000(c)	03/27/24		788	760,124
Diamond BC BV, Initial Euro Term Loan, 1 - 3 Month EURIBOR + 3.250% (Cap N/A, Floor 0.000%)	3.250(c)	09/06/24	EUR	2,538	2,781,068
Heritage Power LLC, Term Loan B, 3 Month LIBOR + 6.000%^	7.000(c)	07/30/26		2,630	2,446,016
iHeartCommunications, Inc., Second Amendment Incremental Term Loan, 1 Month LIBOR + 4.000%	4.750(c)	05/01/26		775	750,781
Informatica LLC, Second Lien Initial Loan	7.125	02/25/25		800	808,000
Mallinckrodt International Finance SA, 2017 Term B Loan, 3 Month LIBOR + 2.750%	3.500(c)	09/24/24		817	680,675
2018 Incremental Term Loan, 3 Month LIBOR + 3.000%	3.750(c)	02/24/25		226	189,080
McAfee LLC, Second Lien Initial Loan, 1 Month LIBOR + 8.500%	9.500(c)	09/29/25		1,947	1,963,098
Navistar, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.500%	3.690(c)	11/06/24		2,800	2,699,425

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

United States (cont’d.)
Playtika Holding Corp., Term B Loan, 3 Month LIBOR + 6.000%	7.072%(c)	12/10/24	2,681	$2,701,359
Sally Holdings LLC, Term B-2 Loan^	4.500	07/05/24	1,755	1,746,225
Stonegate Pub Co. Ltd., Term Loan^	— (p)	03/03/28	5,900	6,641,866
TIBCO Software, Inc., Term Loan	— (p)	03/04/28	1,800	1,713,001
Tiger Merger Sub Co., Non-FILO Term Loan, 1 Month LIBOR + 3.500%	3.667(c)	06/30/25	925	916,521

				34,083,046

TOTAL BANK LOANS (cost $61,860,620)				59,278,059

CONVERTIBLE BOND 0.0%

Jamaica
Digicel Group 0.5 Ltd., Sub. Notes, 144A (cost $747)	7.000	—(rr)	37	4,671

CORPORATE BONDS 102.7%

Argentina 0.3%
YPF SA,
Sr. Unsec’d. Notes	8.500	03/23/21	500	466,871
Sr. Unsec’d. Notes, 144A	6.950	07/21/27	1,752	1,308,530
Sr. Unsec’d. Notes, 144A	8.500	07/28/25	300	248,781

				2,024,182

Bahrain 0.4%
Oil & Gas Holding Co. BSCC (The),
Sr. Unsec’d. Notes(aa)	7.500	10/25/27	1,000	1,088,768
Sr. Unsec’d. Notes(aa)	8.375	11/07/28	780	879,780
Sr. Unsec’d. Notes, 144A(aa)	7.625	11/07/24	380	415,862

				2,384,410

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	13

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Belarus 0.1%
Development Bank of the Republic of Belarus JSC, Sr. Unsec’d. Notes, 144A	6.750%	05/02/24	850	$814,791

Brazil 3.1%
Banco Votorantim SA, Sr. Unsec’d. Notes, 144A, MTN(aa)	4.500	09/24/24	1,120	1,150,560
MARB BondCo PLC, Gtd. Notes(aa)	6.875	01/19/25	2,000	2,089,813
NBM US Holdings, Inc., Gtd. Notes, 144A(aa)	7.000	05/14/26	1,000	1,078,593
Petrobras Global Finance BV,
Gtd. Notes(aa)	5.999	01/27/28	2,000	2,200,874
Gtd. Notes(aa)	6.900	03/19/49	1,640	1,832,550
Gtd. Notes(aa)	7.375	01/17/27	2,890	3,399,678
Gtd. Notes(aa)	8.750	05/23/26	6,490	8,107,810

				19,859,878

Burkina Faso 0.3%
IAMGOLD Corp., Gtd. Notes, 144A(aa)	7.000	04/15/25	1,875	1,953,679

Canada 3.3%
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.500	12/01/24	2,975	2,408,267
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	275	222,302
Sr. Unsec’d. Notes, 144A(aa)	7.875	04/15/27	2,250	1,796,614
Sr. Unsec’d. Notes, 144A(aa)	8.750	12/01/21	5,825	5,824,696
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., Gtd. Notes, 144A(aa)	4.875	02/15/30	1,275	1,165,311
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	825	840,251
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	1,275	1,326,000
MEG Energy Corp., Gtd. Notes, 144A	7.125	02/01/27	425	378,150
New Gold, Inc.,
Gtd. Notes, 144A(aa)	6.375	05/15/25	1,490	1,547,548
Sr. Unsec’d. Notes, 144A(aa)	7.500	07/15/27	1,150	1,249,451

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Canada (cont’d.)
NOVA Chemicals Corp., Sr. Unsec’d. Notes, 144A(aa)	5.250%	06/01/27		2,000	$1,891,901
Precision Drilling Corp., Gtd. Notes, 144A(aa)	7.125	01/15/26		3,475	2,447,183

					21,097,674

Chile 0.0%
VTR Finance NV, Sr. Unsec’d. Notes, 144A	6.375	07/15/28		205	217,675

China 0.2%
Sunac China Holdings Ltd.,
Sr. Sec’d. Notes	7.250	06/14/22		365	373,271
Sr. Sec’d. Notes	7.875	02/15/22		1,000	1,028,461

					1,401,732

Colombia 0.3%
Millicom International Cellular SA,
Sr. Unsec’d. Notes	6.000	03/15/25		1,610	1,659,084

Costa Rica 0.0%
Autopistas del Sol SA, Sr. Sec’d. Notes	7.375	12/30/30		358	310,407

France 1.9%
Banijay Group SAS, Sr. Unsec’d. Notes, 144A(aa)	6.500	03/01/26	EUR	1,400	1,525,445
La Financiere Atalian SASU,
Gtd. Notes(aa)	4.000	05/15/24	EUR	2,100	2,076,060
Gtd. Notes(aa)	5.125	05/15/25	EUR	1,275	1,260,823
Loxam SAS,
Sr. Sub. Notes(aa)	4.500	04/15/27	EUR	1,630	1,684,943
Sr. Sub. Notes(aa)	5.750	07/15/27	EUR	1,550	1,606,625
Sr. Sub. Notes, 144A(aa)	4.500	04/15/27	EUR	2,400	2,480,897
Parts Europe SA, Sr. Sec’d. Notes, 144A	6.500	07/16/25	EUR	1,275	1,521,378

					12,156,171

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	15

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Germany 2.0%
Nidda BondCo GmbH, Gtd. Notes(aa)	5.000%	09/30/25	EUR	2,068	$2,403,931
Techem Verwaltungsgesellschaft 674 mbH, Sr. Sec’d. Notes(aa)	6.000	07/30/26	EUR	2,350	2,865,069
thyssenkrupp AG, Sr. Unsec’d. Notes(aa)	1.375	03/03/22	EUR	2,400	2,788,038
Sr. Unsec’d. Notes, EMTN(aa)	2.750	03/08/21	EUR	1,750	2,060,862
Vertical Holdco GmbH, Sr. Unsec’d. Notes, 144A	6.625	07/15/28	EUR	900	1,067,264
Vertical Midco GmbH, Sr. Sec’d. Notes, 144A	4.375	07/15/27	EUR	1,400	1,657,376

					12,842,540

Guatemala 0.2%
Comunicaciones Celulares SA Via Comcel Trust, Sr. Unsec’d. Notes	6.875	02/06/24		1,000	1,027,679

India 1.3%
ABJA Investment Co. Pte Ltd., Gtd. Notes(aa)	5.950	07/31/24		651	665,498
Delhi International Airport Ltd., Sr. Sec’d. Notes, 144A(aa)	6.450	06/04/29		905	887,063
GMR Hyderabad International Airport Ltd., Sr. Sec’d. Notes(aa)	4.250	10/27/27		1,460	1,296,958
Greenko Dutch BV, Sr. Sec’d. Notes(aa)	5.250	07/24/24		1,000	1,020,445
Greenko Investment Co., Sr. Sec’d. Notes	4.875	08/16/23		1,000	999,218
HPCL-Mittal Energy Ltd., Sr. Unsec’d. Notes	5.250	04/28/27		2,000	1,947,539
HT Global IT Solutions Holdings Ltd., Sr. Sec’d. Notes	7.000	07/14/21		1,330	1,339,091

					8,155,812

Indonesia 0.2%
Saka Energi Indonesia PT, Sr. Unsec’d. Notes(aa)	4.450	05/05/24		1,660	1,571,204

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Jamaica 1.4%
Digicel Group 0.5 Ltd., Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000% or PIK 10.000%	10.000%	04/01/24		983	$749,789
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% or PIK 8.000%	8.000	04/01/25		226	75,099
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., Gtd. Notes, 144A	8.000	12/31/26		174	125,111
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25		721	654,449
Sr. Sec’d. Notes, 144A	8.750	05/25/24		3,300	3,333,259
Sr. Sec’d. Notes, 144A	8.750	05/25/24		436	440,706
Digicel Ltd., Gtd. Notes, 144A	6.750	03/01/23		5,020	3,403,213

					8,781,626

Kuwait 0.1%
MEGlobal Canada ULC, Gtd. Notes, 144A, MTN	5.875	05/18/30		305	361,533

Luxembourg 3.6%
ARD Finance SA, Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	7,400	8,497,736
Galapagos SA, Sr. Sec’d. Notes, 3 Month EURIBOR + 4.750%	4.432(c)	06/15/21(d)	EUR	315	222
Intelsat Jackson Holdings SA,
Gtd. Notes	5.500	08/01/23(d)		2,085	1,305,975
Gtd. Notes, 144A	9.750	07/15/25(d)		3,355	2,229,265
LHMC Finco 2 Sarl,
Sr. Sec’d. Notes, 144A, Cash coupon 7.250% or
PIK 8.000%	7.250	10/02/25	EUR	1,300	1,057,752
Monitchem HoldCo 2 SA, Gtd. Notes, 144A	9.500	09/15/26	EUR	3,000	3,606,938
Picard Bondco SA, Gtd. Notes	5.500	11/30/24	EUR	5,310	6,192,365

					22,890,253

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	17

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Macau 0.4%
MGM China Holdings Ltd., Sr. Unsec’d. Notes, 144A	5.250%	06/18/25		325	$333,530
Wynn Macau Ltd.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/29		1,200	1,171,429
Sr. Unsec’d. Notes, 144A	5.500	01/15/26		1,000	997,039

					2,501,998

Mexico 3.0%
Braskem Idesa SAPI, Sr. Sec’d. Notes, 144A(aa)	7.450	11/15/29		450	394,730
Cemex SAB de CV, Sr. Sec’d. Notes, 144A	7.375	06/05/27		225	238,515
Mexico City Airport Trust, Sr. Sec’d. Notes(aa)	3.875	04/30/28		1,470	1,292,935
Nemak SAB de CV, Sr. Unsec’d. Notes(aa)	4.750	01/23/25		1,370	1,334,943
Petroleos Mexicanos,
Gtd. Notes(aa)	5.350	02/12/28		2,500	2,204,909
Gtd. Notes(aa)	6.500	03/13/27		3,670	3,501,541
Gtd. Notes(aa)	6.500	06/02/41		2,100	1,700,983
Gtd. Notes, 144A(aa)	6.490	01/23/27		3,758	3,588,890
Gtd. Notes, EMTN(aa)	2.750	04/21/27	EUR	1,915	1,804,359
Gtd. Notes, MTN(aa)	6.875	08/04/26		3,200	3,182,634

					19,244,439

Netherlands 2.8%
Nouryon Holding BV, Gtd. Notes(aa)	6.500	10/01/26	EUR	4,650	5,614,404
OCI NV, Sr. Sec’d. Notes(aa)	3.125	11/01/24	EUR	2,400	2,792,716
Promontoria Holding 264 BV, Sr. Sec’d. Notes(aa)	6.750	08/15/23	EUR	3,400	3,239,473
United Group BV,
Sr. Sec’d. Notes, 144A(aa)	3.125	02/15/26	EUR	850	961,207
Sr. Sec’d. Notes, 144A(aa)	3.625	02/15/28	EUR	2,900	3,279,413
UPC Holding BV, Sr. Sec’d. Notes(aa)	3.875	06/15/29	EUR	1,900	2,136,841

					18,024,054

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Nigeria 0.2%
IHS Netherlands Holdco BV,
Gtd. Notes, 144A(aa)	7.125%	03/18/25	1,500	$1,530,747

Peru 0.2%
Inkia Energy Ltd.,
Sr. Unsec’d. Notes	5.875	11/09/27	1,000	1,017,588

Puerto Rico 0.6%
Popular, Inc.,
Sr. Unsec’d. Notes	6.125	09/14/23	3,475	3,652,105

Russia 0.6%
Alfa Bank AO Via Alfa Bond Issuance PLC,
Sub. Notes(aa)	5.950(ff)	04/15/30	1,500	1,508,892
Sub. Notes, 144A(aa)	5.950(ff)	04/15/30	985	990,839
Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes, EMTN	8.625	04/28/34	740	1,133,310

				3,633,041

Saudi Arabia 0.3%
Arabian Centres Sukuk Ltd.,
Sr. Unsec’d. Notes, 144A	5.375	11/26/24	1,635	1,456,858
Valaris PLC,
Sr. Unsec’d. Notes(aa)	5.750	10/01/44	100	5,683
Sr. Unsec’d. Notes(aa)	7.750	02/01/26	2,391	130,003

				1,592,544

South Africa 1.3%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN(aa)	6.350	08/10/28	970	977,331
Sr. Unsec’d. Notes(aa)	5.750	01/26/21	1,905	1,879,455
Sr. Unsec’d. Notes(aa)	7.125	02/11/25	950	909,387
Sr. Unsec’d. Notes, EMTN(aa)	6.750	08/06/23	1,320	1,268,522
Sr. Unsec’d. Notes, MTN(aa)	8.450	08/10/28	1,240	1,210,868
Sasol Financing USA LLC,
Gtd. Notes(aa)	5.875	03/27/24	1,930	1,809,935

				8,055,498

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	19

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Spain 1.2%
Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes	6.750%	11/01/21	EUR	2,930	$2,111,931
Sr. Sec’d. Notes, 144A	7.625	11/01/21		1,000	610,000
Sr. Sec’d. Notes, 144A	12.750	09/30/23	EUR	1,110	1,307,589
Foodco Bondco SL,
Sr. Sec’d. Notes(aa)	6.250	05/15/26	EUR	2,075	1,990,422
Sr. Sec’d. Notes, 144A(aa)	6.250	05/15/26	EUR	1,500	1,438,860

					7,458,802

Switzerland 0.5%
Dufry One BV,
Gtd. Notes(aa)	2.000	02/15/27	EUR	3,482	2,934,445

Tunisia 0.5%
Banque Centrale de Tunisie International Bond,
Sr. Unsec’d. Notes	5.625	02/17/24	EUR	1,355	1,459,139
Sr. Unsec’d. Notes	6.750	10/31/23	EUR	1,385	1,544,823

					3,003,962

Turkey 0.9%
Eldorado Gold Corp.,
Sec’d. Notes, 144A(aa)	9.500	06/01/24		2,125	2,324,150
KOC Holding A/S,
Sr. Unsec’d. Notes, 144A(aa)	6.500	03/11/25		2,000	2,031,159
Turkiye Is Bankasi A/S,
Sr. Unsec’d. Notes, EMTN(aa)	5.375	10/06/21		625	622,004
Turkiye Sinai Kalkinma Bankasi A/S,
Sr. Unsec’d. Notes, 144A(aa)	6.000	01/23/25		700	656,307

					5,633,620

Ukraine 0.1%
NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes(aa)	7.125	07/19/24	EUR	815	934,860

United Kingdom 4.7%
Bracken MidCo1 PLC,
Sr. Unsec’d. Notes, Cash coupon 8.875% or PIK 10.375%(aa)	8.875	10/15/23	GBP	1,052	1,199,500
Co-operative Group Holdings 2011 Ltd.,
Gtd. Notes(aa)	7.500	07/08/26	GBP	2,125	3,226,612

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)
CPUK Finance Ltd., Sec’d. Notes	4.875%	08/28/25	GBP	1,100	$1,346,306
eG Global Finance PLC,
Sr. Sec’d. Notes, 144A(aa)	4.375	02/07/25	EUR	3,900	4,347,809
Sr. Sec’d. Notes, 144A(aa)	8.500	10/30/25		1,750	1,914,146
Hurricane Finance PLC, Sr. Sec’d. Notes, 144A	8.000	10/15/25	GBP	2,200	2,879,800
Jerrold Finco PLC, Sr. Sec’d. Notes, 144A(aa)	4.875	01/15/26	GBP	2,250	2,719,880
Motion Bondco DAC,
Gtd. Notes, 144A(aa)	6.625	11/15/27		450	393,163
Sr. Sec’d. Notes(aa)	4.500	11/15/27	EUR	1,200	1,229,780
Motion Finco Sarl,
Sr. Sec’d. Notes, 144A	7.000	05/15/25	EUR	1,300	1,574,115
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes(aa)	5.000	04/15/27	GBP	2,450	3,344,484
Voyage Care BondCo PLC,
Sr. Sec’d. Notes(aa)	5.875	05/01/23	GBP	1,000	1,212,425
Sr. Sec’d. Notes, 144A(aa)	5.875	05/01/23	GBP	1,600	1,939,880
William Hill PLC,
Gtd. Notes, MTN(aa)	4.750	05/01/26	GBP	1,700	2,223,718

					29,551,618

United States 65.7%
AdaptHealth LLC,
Gtd. Notes, 144A	6.125	08/01/28		505	526,191
Adient Global Holdings Ltd.,
Gtd. Notes	3.500	08/15/24	EUR	2,500	2,702,850
Adient US LLC,
Sr. Sec’d. Notes, 144A	9.000	04/15/25		250	278,831
AECOM,
Gtd. Notes	5.875	10/15/24		1,475	1,627,564
Alliance Data Systems Corp.,
Gtd. Notes, 144A(aa)	4.750	12/15/24		1,300	1,208,945
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	6.625	07/15/26		1,740	1,862,205
Sr. Unsec’d. Notes, 144A(aa)	9.750	07/15/27		3,150	3,496,774
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.875	06/01/29		850	939,253

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	21

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes(aa)	7.875%	12/15/24	(d)		6,450	$4,257
AMC Entertainment Holdings, Inc.,
Gtd. Notes	6.375	11/15/24		GBP	4,500	1,538,244
Sr. Sec’d. Notes, 144A	10.500	04/24/26			493	431,587
American Axle & Manufacturing, Inc.,
Gtd. Notes(aa)	6.250	03/15/26			2,250	2,279,169
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes(aa)	5.500	05/20/25			725	783,084
Sr. Unsec’d. Notes(aa)	5.625	05/20/24			275	297,168
Sr. Unsec’d. Notes(aa)	5.750	05/20/27			2,225	2,438,974
Sr. Unsec’d. Notes(aa)	5.875	08/20/26			2,100	2,316,113
Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30			675	688,637
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes, 144A(aa)	5.750	01/15/28			2,750	2,373,311
Antero Resources Corp.,
Gtd. Notes(aa)	5.000	03/01/25			2,200	1,394,546
Gtd. Notes(aa)	5.375	11/01/21			700	670,250
Gtd. Notes(aa)	5.625	06/01/23			1,500	1,075,979
Aramark Services, Inc.,
Gtd. Notes, 144A	6.375	05/01/25			250	263,646
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26			575	597,055
Sr. Unsec’d. Notes, 144A	5.250	08/15/27			1,275	1,325,353
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, (Original Cost $35,200;
Purchased 03/29/17 - 01/10/19), 144A(aa)(f)	10.000	04/01/22			5,343	4,419,327
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A(aa)	9.875	04/01/27			1,925	2,065,932
B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	04/01/25			750	783,848
Gtd. Notes	5.250	09/15/27			645	685,330
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes(aa)	8.375	09/01/26		EUR	5,050	6,058,409
Sr. Unsec’d. Notes, 144A	9.750	09/01/26			500	528,381
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(aa)	5.000	01/30/28			1,200	1,205,320

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Bausch Health Cos., Inc., (cont’d.)
Gtd. Notes, 144A(aa)	5.250%	01/30/30			1,200	$1,225,223
Gtd. Notes, 144A(aa)	6.125	04/15/25			3,075	3,177,099
Gtd. Notes, 144A(aa)	6.250	02/15/29			1,125	1,195,945
Gtd. Notes, 144A(aa)	7.000	01/15/28			1,000	1,090,566
Gtd. Notes, 144A(aa)	7.250	05/30/29			1,340	1,484,050
Beazer Homes USA, Inc.,
Gtd. Notes(aa)	5.875	10/15/27			1,650	1,661,268
Gtd. Notes(aa)	7.250	10/15/29			1,425	1,528,313
Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.150	05/01/30			2,875	3,148,962
Sr. Unsec’d. Notes(aa)	5.805	05/01/50			3,725	4,369,549
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125	10/02/25			500	546,448
Boyd Gaming Corp.,
Gtd. Notes, 144A	8.625	06/01/25			575	634,326
Brinker International, Inc.,
Gtd. Notes, 144A(aa)	5.000	10/01/24			800	754,054
Brink’s Co. (The),
Gtd. Notes, 144A	5.500	07/15/25			685	727,604
BY Crown Parent LLC,
Gtd. Notes, 144A(aa)	7.375	10/15/24			1,520	1,550,442
BY Crown Parent LLC/BY Bond Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.250	01/31/26			825	855,408
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A(aa)	5.250	10/15/25			5,000	4,503,115
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29			900	910,026
Sr. Unsec’d. Notes, 144A	5.000	02/01/31			1,375	1,411,222
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28			7,175	7,461,256
Carvana Co.,
Gtd. Notes, 144A(aa)	8.875	10/01/23			4,400	4,591,976
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A(aa)	2.375	03/01/28		EUR	2,300	2,599,286
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31			2,425	2,543,515
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30			5,375	5,741,986
Sr. Unsec’d. Notes, 144A(aa)	5.375	06/01/29			2,500	2,740,426
CEC Entertainment, Inc.,
Gtd. Notes(aa)	8.000	02/15/22	(d)		1,650	193,329
Century Communities, Inc.,
Gtd. Notes(aa)	6.750	06/01/27			2,100	2,247,983

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	23

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Series U(aa)	7.650%	03/15/42		1,725	$1,969,373
Chemours Co. (The),
Gtd. Notes(aa)	4.000	05/15/26	EUR	3,000	3,291,098
Gtd. Notes(aa)	6.625	05/15/23		3,360	3,394,790
Gtd. Notes(aa)	7.000	05/15/25		1,685	1,727,413
CIT Group, Inc.,
Sr. Unsec’d. Notes	5.000	08/01/23		450	470,513
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A(aa)	9.250	08/01/24		2,125	2,131,593
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.000	06/15/25		1,325	1,361,296
Clear Channel International BV,
Sr. Sec’d. Notes, 144A	6.625	08/01/25		400	409,000
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes(aa)	9.250	02/15/24		6,213	5,638,465
Cleveland-Cliffs, Inc.,
Sr. Sec’d. Notes, 144A(aa)	6.750	03/15/26		300	301,137
Sr. Sec’d. Notes, 144A(aa)	9.875	10/17/25		2,250	2,457,561
CNX Resources Corp.,
Gtd. Notes(aa)	5.875	04/15/22		1,127	1,120,263
Gtd. Notes, 144A(aa)	7.250	03/14/27		1,550	1,519,491
Colt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		785	820,918
Sr. Unsec’d. Notes, 144A	8.125	07/01/27		825	842,490
CommScope, Inc.,
Gtd. Notes, 144A	7.125	07/01/28		770	814,917
Constellium SE,
Gtd. Notes, 144A(aa)	6.625	03/01/25		1,695	1,762,498
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A(aa)	5.625	11/15/26		1,195	648,711
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A(aa)	8.000	04/15/26		1,075	1,108,450
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A(aa)	6.750	08/15/24		2,745	2,526,296
CSC Holdings LLC,
Gtd. Notes, 144A(aa)	4.125	12/01/30		900	949,552
Sr. Unsec’d. Notes, 144A	4.625	12/01/30		550	577,000
Cumulus Media New Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.750	07/01/26		660	599,446
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25		1,125	1,168,773

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Dana, Inc.,
Sr. Unsec’d. Notes	5.625%	06/15/28		230	$241,500
DaVita, Inc.,
Gtd. Notes, 144A(aa)	4.625	06/01/30		1,225	1,304,284
DCP Midstream Operating LP,
Gtd. Notes	5.625	07/15/27		615	636,170
Diamond BC BV,
Sr. Unsec’d. Notes(aa)	5.625	08/15/25	EUR	2,972	3,397,373
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A(aa)	6.625	08/15/27		4,125	2,258,194
Sr. Sec’d. Notes, 144A(aa)	5.375	08/15/26		2,150	1,648,063
Diebold Nixdorf Dutch Holding BV,
Sr. Sec’d. Notes, 144A	9.000	07/15/25	EUR	775	937,068
DISH DBS Corp.,
Gtd. Notes(aa)	7.750	07/01/26		2,805	3,148,183
Gtd. Notes, 144A(aa)	7.375	07/01/28		890	943,836
Diversified Healthcare Trust,
Gtd. Notes	9.750	06/15/25		1,100	1,214,098
Embarq Corp.,
Sr. Unsec’d. Notes(aa)	7.995	06/01/36		5,760	6,816,199
Encompass Health Corp.,
Gtd. Notes(aa)	4.750	02/01/30		250	264,105
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.500	01/30/26		2,325	2,363,722
Sr. Unsec’d. Notes, 144A	6.625	07/15/25		350	367,802
Energizer Gamma Acquisition BV,
Gtd. Notes(aa)	4.625	07/15/26	EUR	3,500	4,241,090
Energy Transfer Operating LP,
Jr. Sub. Notes, Series G(aa)	7.125(ff)	—(rr)		1,275	1,058,496
Entercom Media Corp.,
Gtd. Notes, 144A(aa)	7.250	11/01/24		355	296,503
Sec’d. Notes, 144A(aa)	6.500	05/01/27		1,060	947,733
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A	6.000	07/01/25		390	412,139
Sr. Unsec’d. Notes, 144A	6.500	07/01/27		480	529,060
Everi Payments, Inc.,
Gtd. Notes, 144A(aa)	7.500	12/15/25		1,680	1,636,987
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A(aa)	5.625	02/01/26(d)		2,600	556,774
Gtd. Notes, 144A(aa)	7.375	05/15/24(d)		1,595	350,900

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	25

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes(aa)	6.750%	06/15/23	925	$796,930
Sr. Unsec’d. Notes(aa)	6.500	05/01/21	475	412,540
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625	06/15/20	1,100	331,375
Sr. Unsec’d. Notes	8.625	06/15/20	3,975	1,197,469
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(aa)	7.875	11/15/25	2,225	2,158,415
Ford Motor Co.,
Sr. Unsec’d. Notes(aa)	4.750	01/15/43	4,263	3,890,849
Sr. Unsec’d. Notes(aa)	5.291	12/08/46	3,950	3,758,761
Sr. Unsec’d. Notes(aa)	8.500	04/21/23	3,000	3,326,229
Sr. Unsec’d. Notes(aa)	9.000	04/22/25	2,250	2,650,573
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes(aa)	5.584	03/18/24	1,050	1,115,064
Forestar Group, Inc.,
Gtd. Notes, 144A(aa)	5.000	03/01/28	800	792,857
Gtd. Notes, 144A(aa)	8.000	04/15/24	1,225	1,318,983
Gartner, Inc.,
Gtd. Notes, 144A	4.500	07/01/28	340	358,176
Global Partners LP/GLP Finance Corp.,
Gtd. Notes(aa)	7.000	06/15/23	1,075	1,058,054
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.625	04/15/26	2,150	1,884,784
Golden Nugget, Inc.,
Gtd. Notes, 144A(aa)	8.750	10/01/25	1,725	903,469
Sr. Unsec’d. Notes, 144A(aa)	6.750	10/15/24	925	642,739
Gray Television, Inc.,
Gtd. Notes, 144A(aa)	5.875	07/15/26	318	329,534
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A(aa)	5.750	12/01/25	2,250	2,282,571
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	1,475	1,543,896
H&E Equipment Services, Inc.,
Gtd. Notes(aa)	5.625	09/01/25	1,150	1,195,989
Hanesbrands, Inc.,
Gtd. Notes, 144A	5.375	05/15/25	335	359,814
HCA, Inc.,
Gtd. Notes(aa)	5.625	09/01/28	1,850	2,207,278
Hecla Mining Co.,
Gtd. Notes(aa)	7.250	02/15/28	480	513,016

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Hexion, Inc.,
Gtd. Notes, 144A(aa)	7.875%	07/15/27	1,570	$1,557,167
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A(aa)	5.750	10/01/25	1,625	1,542,696
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28	900	834,847
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	5.375	05/01/25	350	365,826
Gtd. Notes, 144A	5.750	05/01/28	400	427,000
Howard Hughes Corp. (The),
Sr. Unsec’d. Notes, 144A(aa)	5.375	03/15/25	575	580,816
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes	6.875	05/01/25	575	651,336
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A(aa)	6.250	02/15/26	1,847	1,737,450
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	5.250	01/15/29	600	612,181
Sr. Sec’d. Notes, 144A(aa)	6.250	01/15/27	1,500	1,596,928
Intrado Corp.,
Gtd. Notes, 144A(aa)	8.500	10/15/25	4,480	3,794,794
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A(aa)	7.875	02/01/24	3,025	2,749,704
JBS Investments II GmbH,
Gtd. Notes, 144A(aa)	5.750	01/15/28	755	802,437
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A(aa)	6.500	04/15/29	2,637	2,986,145
JELD-WEN, Inc.,
Sr. Sec’d. Notes, 144A	6.250	05/15/25	350	374,500
KB Home,
Gtd. Notes(aa)	4.800	11/15/29	500	520,941
Gtd. Notes(aa)	6.875	06/15/27	1,000	1,133,654
L Brands, Inc.,
Gtd. Notes(aa)	5.625	10/15/23	1,575	1,596,436
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/25	125	127,552
LPL Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.750	09/15/25	1,200	1,251,506
M/I Homes, Inc.,
Gtd. Notes(aa)	4.950	02/01/28	1,075	1,109,211
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE	5.750	05/01/25	325	361,176

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	27

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Marriott Ownership Resorts, Inc.,
Gtd. Notes, 144A	4.750%	01/15/28	550	$507,265
Masonite International Corp.,
Gtd. Notes, 144A	5.375	02/01/28	505	541,371
Gtd. Notes, 144A	5.750	09/15/26	75	78,651
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(aa)	10.125	08/01/24	2,425	2,375,162
MEDNAX, Inc.,
Gtd. Notes, 144A(aa)	6.250	01/15/27	500	527,591
Meritage Homes Corp.,
Gtd. Notes(aa)	5.125	06/06/27	1,350	1,460,130
MGM Growth Properties Operating
Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A	4.625	06/15/25	290	305,302
MGM Resorts International,
Gtd. Notes(aa)	6.000	03/15/23	1,800	1,884,053
Gtd. Notes(aa)	6.750	05/01/25	1,475	1,529,876
Michaels Stores, Inc.,
Gtd. Notes, 144A	8.000	07/15/27	200	188,847
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A(aa)	5.375	08/15/27	700	726,238
Minerals Technologies, Inc.,
Gtd. Notes, 144A	5.000	07/01/28	450	465,733
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes(aa)	5.000	10/15/27	1,900	2,038,292
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26	575	370,213
Gtd. Notes, 144A	7.500	01/15/28	550	349,480
Nabors Industries, Inc.,
Gtd. Notes(aa)	5.750	02/01/25	2,775	1,074,383
National CineMedia LLC,
Sr. Sec’d. Notes, 144A(aa)	5.875	04/15/28	2,075	1,652,609
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(aa)	8.125	07/15/23	6,025	6,286,598
Navistar International Corp.,
Sr. Sec’d. Notes, 144A(aa)	9.500	05/01/25	900	1,027,392
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	10.250	02/01/26	1,190	1,185,475
Sr. Sec’d. Notes, 144A	12.250	05/15/24	450	489,158
NCR Corp.,
Gtd. Notes, 144A	8.125	04/15/25	400	443,937

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
New Home Co., Inc. (The),
Gtd. Notes(aa)	7.250%	04/01/22	3,050	$2,856,254
Novelis Corp.,
Gtd. Notes, 144A(aa)	4.750	01/30/30	336	350,847
Gtd. Notes, 144A(aa)	5.875	09/30/26	1,355	1,444,844
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	1,240	1,366,181
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	2.700	08/15/22	450	435,250
Sr. Unsec’d. Notes(aa)	2.900	08/15/24	1,175	1,105,780
Sr. Unsec’d. Notes	3.125	02/15/22	1,286	1,266,208
Sr. Unsec’d. Notes	3.200	08/15/26	250	227,694
Sr. Unsec’d. Notes	3.500	06/15/25	100	94,592
Sr. Unsec’d. Notes	6.950	07/01/24	175	182,993
Olin Corp.,
Sr. Unsec’d. Notes, 144A(aa)	9.500	06/01/25	975	1,112,927
OneMain Finance Corp.,
Gtd. Notes(aa)	6.875	03/15/25	1,392	1,557,060
Gtd. Notes(aa)	7.125	03/15/26	3,050	3,579,319
ORBCOMM, Inc.,
Sr. Sec’d. Notes, 144A(aa)	8.000	04/01/24	1,345	1,296,307
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A	6.250	06/15/25	725	739,257
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A(aa)	6.625	05/13/27	1,775	1,929,652
Park Intermediate Holdings LLC/PK Domestic
Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A(aa)	7.500	06/01/25	1,955	2,080,237
Patrick Industries, Inc.,
Gtd. Notes, 144A(aa)	7.500	10/15/27	875	932,923
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	9.250	05/15/25	1,120	1,252,796
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	01/15/27	2,475	2,440,156
Performance Food Group, Inc.,
Gtd. Notes, 144A	5.500	10/15/27	150	154,708
PetSmart, Inc.,
Gtd. Notes, 144A(aa)	7.125	03/15/23	1,825	1,842,712
PG&E Corp.,
Sr. Sec’d. Notes	5.000	07/01/28	590	607,545
Sr. Sec’d. Notes	5.250	07/01/30	1,075	1,118,442

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	29

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A(aa)	5.875%	09/30/27		4,300	$4,550,577
Post Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.500	12/15/29		925	1,015,109
Gtd. Notes, 144A(aa)	5.750	03/01/27		1,650	1,757,063
PowerTeam Services LLC,
Sr. Sec’d. Notes, 144A	9.033	12/04/25		225	238,230
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.625	02/15/25		2,235	2,290,875
Sr. Unsec’d. Notes, 144A(aa)	6.875	02/15/23		1,240	1,254,840
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A(aa)	7.250	04/01/25		1,750	1,736,088
Range Resources Corp.,
Gtd. Notes(aa)	4.875	05/15/25		600	501,655
Gtd. Notes(aa)	5.000	03/15/23		2,250	2,088,820
Gtd. Notes(aa)	5.875	07/01/22		217	200,726
Gtd. Notes, 144A(aa)	9.250	02/01/26		350	337,830
Rattler Midstream LP,
Gtd. Notes, 144A	5.625	07/15/25		405	428,932
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A(aa)	8.250	11/15/26		4,956	5,469,133
Sr. Sec’d. Notes(aa)	4.500	05/15/26	EUR	1,500	1,851,162
Sr. Unsec’d. Notes(aa)	6.875	11/15/26	EUR	3,150	3,978,275
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	9.750	12/01/26		3,875	4,295,934
Rite Aid Corp.,
Sr. Sec’d. Notes, 144A	7.500	07/01/25		434	441,532
Sr. Sec’d. Notes, 144A	8.000	11/15/26		1,872	1,931,838
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	9.125	06/15/23		215	219,047
Sr. Sec’d. Notes, 144A	10.875	06/01/23		345	363,478
Sr. Sec’d. Notes, 144A	11.500	06/01/25		250	275,356
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes(aa)	5.500	11/01/23		225	226,737
Gtd. Notes(aa)	5.625	12/01/25		575	590,020
Sec’d. Notes, 144A	8.750	04/30/25		400	452,721
Scientific Games International, Inc.,
Gtd. Notes, 144A(aa)	7.250	11/15/29		825	762,592
Gtd. Notes, 144A(aa)	8.250	03/15/26		1,475	1,471,633
Gtd. Notes, 144A(aa)	8.625	07/01/25		1,650	1,655,105

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Scotts Miracle-Gro Co. (The),
Gtd. Notes(aa)	4.500%	10/15/29	1,350	$1,429,504
Sprint Capital Corp.,
Gtd. Notes(aa)	8.750	03/15/32	1,560	2,406,705
SSL Robotics LLC,
Sr. Sec’d. Notes, 144A(aa)	9.750	12/31/23	1,275	1,415,215
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	4.375	07/15/30	1,050	1,133,831
Sr. Unsec’d. Notes, 144A(aa)	4.750	01/15/28	1,350	1,440,508
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	430	459,778
Station Casinos LLC,
Gtd. Notes, 144A(aa)	5.000	10/01/25	600	567,275
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes(aa)	5.750	03/01/25	1,700	1,732,413
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	5.250	01/15/29	270	280,057
Gtd. Notes, 144A(aa)	6.500	03/15/27	1,375	1,516,643
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A(aa)	5.500	01/15/28	3,575	3,181,516
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes(aa)	5.375	02/01/27	1,125	1,161,962
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A(aa)	5.875	01/31/25	356	365,686
Gtd. Notes, 144A(aa)	5.875	06/15/27	175	194,128
Gtd. Notes, 144A(aa)	6.000	09/01/23	114	117,428
Gtd. Notes, 144A(aa)	6.625	07/15/27	2,475	2,690,851
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	550	600,337
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A(aa)	5.625	03/01/24	1,803	1,902,210
Gtd. Notes, 144A(aa)	5.875	04/15/23	425	447,712
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	425	446,314
Sr. Unsec’d. Notes, 144A	6.750	06/01/25	700	725,459
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.625	07/15/24	350	357,867
Sr. Sec’d. Notes, 144A	4.625	06/15/28	350	367,906

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	31

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Tenet Healthcare Corp., (cont’d.)
Sr. Unsec’d. Notes(aa)	6.750%	06/15/23	4,400	$4,642,759
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	525	503,897
Sr. Unsec’d. Notes(aa)	7.000	08/01/25	550	569,121
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A(aa)	8.875	12/15/27	2,085	2,133,016
TopBuild Corp.,
Gtd. Notes, 144A(aa)	5.625	05/01/26	1,100	1,146,926
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A(aa)	10.500	08/01/24	1,175	1,045,778
Transocean, Inc.,
Gtd. Notes, 144A	7.500	01/15/26	1,925	939,810
Gtd. Notes, 144A	8.000	02/01/27	975	475,845
TRI Pointe Group, Inc.,
Gtd. Notes	5.700	06/15/28	370	407,551
Tronox Finance PLC,
Gtd. Notes, 144A(aa)	5.750	10/01/25	230	229,569
Tronox, Inc.,
Gtd. Notes, 144A(aa)	6.500	04/15/26	3,375	3,383,448
Sr. Sec’d. Notes, 144A(aa)	6.500	05/01/25	850	905,033
Twin River Worldwide Holdings, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.750	06/01/27	825	802,622
U.S. Concrete, Inc.,
Gtd. Notes(aa)	6.375	06/01/24	4,800	4,901,581
United Rentals North America, Inc.,
Gtd. Notes(aa)	4.000	07/15/30	500	516,600
Gtd. Notes(aa)	4.875	01/15/28	4,450	4,778,821
Gtd. Notes(aa)	5.250	01/15/30	1,475	1,614,663
Gtd. Notes(aa)	6.500	12/15/26	1,950	2,164,548
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	6.625	06/01/27	1,675	1,680,573
Valvoline, Inc.,
Gtd. Notes, 144A(aa)	4.250	02/15/30	550	577,985
Vector Group Ltd.,
Gtd. Notes, 144A(aa)	10.500	11/01/26	625	640,769
Sr. Sec’d. Notes, 144A(aa)	6.125	02/01/25	2,075	2,060,760
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A(aa)	5.750	07/15/25	1,604	1,194,188
Sr. Sec’d. Notes, 144A	9.500	07/01/25	750	768,061
ViaSat, Inc.,
Sr. Unsec’d. Notes, 144A	6.500	07/15/28	505	518,636

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A(aa)	4.250%	12/01/26	1,485	$1,528,742
Gtd. Notes, 144A(aa)	4.625	12/01/29	1,205	1,267,446
Viking Cruises Ltd.,
Sr. Sec’d. Notes, 144A	13.000	05/15/25	300	326,417
Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	5.000	07/31/27	1,330	1,414,796
Gtd. Notes, 144A(aa)	5.625	02/15/27	2,000	2,144,955
WESCO Distribution, Inc.,
Gtd. Notes, 144A(aa)	7.125	06/15/25	1,025	1,125,577
Gtd. Notes, 144A	7.250	06/15/28	535	584,600
William Carter Co. (The),
Gtd. Notes, 144A	5.500	05/15/25	525	558,335
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	5.000	09/01/26	300	295,268
Gtd. Notes, 144A	6.375	05/15/25	625	660,477
WPX Energy, Inc.,
Sr. Unsec’d. Notes(aa)	5.250	10/15/27	2,425	2,396,950
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.625	03/01/30	675	621,037
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	610	587,684
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	275	289,079
XPO Logistics, Inc.,
Gtd. Notes, 144A(aa)	6.750	08/15/24	2,550	2,741,208

				416,639,085

Vietnam 0.1%
Mong Duong Finance Holdings BV,
Sr. Sec’d. Notes, 144A(aa)	5.125	05/07/29	530	534,271

Zambia 0.9%
First Quantum Minerals Ltd.,
Gtd. Notes, 144A(aa)	6.875	03/01/26	1,188	1,191,360
Gtd. Notes, 144A(aa)	7.250	05/15/22	1,850	1,848,696

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	33

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Zambia (cont’d.)
First Quantum Minerals Ltd., (cont’d.)
Gtd. Notes, 144A	7.250%	04/01/23		500	$501,970
Gtd. Notes, 144A(aa)	7.500	04/01/25		2,245	2,268,411

					5,810,437

TOTAL CORPORATE BONDS (cost $662,977,724)					651,263,444

SOVEREIGN BONDS 15.9%

Angola 0.7%
Angolan Government International Bond,
Sr. Unsec’d. Notes	8.250	05/09/28		1,120	946,514
Sr. Unsec’d. Notes	9.375	05/08/48		490	401,882
Sr. Unsec’d. Notes	9.500	11/12/25		2,880	2,627,092
Sr. Unsec’d. Notes, EMTN	9.125	11/26/49		350	286,225

					4,261,713

Argentina 2.4%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	4.625	01/11/23		3,225	1,423,027
Sr. Unsec’d. Notes	5.625	01/26/22		10,550	4,658,093
Sr. Unsec’d. Notes	6.875	04/22/21		770	346,057
Sr. Unsec’d. Notes	7.500	04/22/26		2,970	1,277,429
Sr. Unsec’d. Notes	7.820	12/31/33	EUR	7,114	3,971,904
Sr. Unsec’d. Notes	8.280	12/31/33		1,935	982,537
Provincia de Buenos Aires/Government Bonds,
Sr. Unsec’d. Notes	9.125	03/16/24		1,910	836,514
Sr. Unsec’d. Notes	9.950	06/09/21		3,585	1,557,651

					15,053,212

Bahrain 0.5%
Bahrain Government International Bond,
Sr. Unsec’d. Notes(aa)	6.750	09/20/29		1,240	1,372,478
Sr. Unsec’d. Notes(aa)	7.500	09/20/47		1,471	1,643,695

					3,016,173

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Costa Rica 0.4%
Costa Rica Government International Bond, Sr. Unsec’d. Notes	7.158%	03/12/45		3,000	$2,679,949

Dominican Republic 0.7%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	6.850	01/27/45		1,840	1,942,478
Sr. Unsec’d. Notes	7.450	04/30/44		2,300	2,590,950

					4,533,428

Ecuador 0.5%
Ecuador Government International Bond,
Sr. Unsec’d. Notes	8.875	10/23/27		1,100	562,521
Sr. Unsec’d. Notes	10.650	01/31/29		1,200	610,411
Sr. Unsec’d. Notes	10.750	03/28/22		3,270	1,780,923

					2,953,855

Egypt 1.1%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A	4.550	11/20/23		1,185	1,178,283
Sr. Unsec’d. Notes, 144A, MTN	4.750	04/11/25	EUR	900	1,027,222
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/11/31	EUR	1,575	1,719,891
Sr. Unsec’d. Notes, EMTN	4.750	04/11/25	EUR	590	673,401
Sr. Unsec’d. Notes, EMTN	4.750	04/16/26	EUR	850	948,691
Sr. Unsec’d. Notes, EMTN	5.625	04/16/30	EUR	1,480	1,574,508

					7,121,996

El Salvador 0.4%
El Salvador Government International Bond,
Sr. Unsec’d. Notes	7.750	01/24/23		1,530	1,505,658
Sr. Unsec’d. Notes	8.250	04/10/32		1,000	949,763

					2,455,421

Gabon 0.3%
Gabon Government International Bond, Bonds	6.375	12/12/24		1,410	1,390,123
Sr. Unsec’d. Notes, 144A	6.625	02/06/31		650	617,799

					2,007,922

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	35

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ghana 0.9%
Ghana Government International Bond,
Sr. Unsec’d. Notes	7.625%	05/16/29			1,310	$1,219,433
Sr. Unsec’d. Notes	7.875	03/26/27			630	614,077
Sr. Unsec’d. Notes	8.125	01/18/26			2,550	2,567,413
Sr. Unsec’d. Notes, 144A	6.375	02/11/27			1,060	978,828
Sr. Unsec’d. Notes, 144A	7.875	02/11/35			325	288,403

						5,668,154

Iraq 0.6%
Iraq International Bond,
Sr. Unsec’d. Notes	5.800	01/15/28			492	454,732
Sr. Unsec’d. Notes	6.752	03/09/23			3,745	3,569,260

						4,023,992

Ivory Coast 0.7%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	5.125	06/15/25		EUR	1,520	1,814,858
Sr. Unsec’d. Notes	6.625	03/22/48		EUR	1,480	1,545,058
Sr. Unsec’d. Notes	6.875	10/17/40		EUR	945	1,035,345

						4,395,261

Kenya 0.3%
Kenya Government International Bond,
Sr. Unsec’d. Notes	6.875	06/24/24			950	965,796
Sr. Unsec’d. Notes	8.000	05/22/32			900	890,138

						1,855,934

Lebanon 0.1%
Lebanon Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22	(d)		2,000	360,000
Sr. Unsec’d. Notes, GMTN	6.250	05/27/22	(d)		2,550	453,739

						813,739

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Mongolia 0.2%
Mongolia Government International Bond,
Sr. Unsec’d. Notes, EMTN	8.750%	03/09/24	270	$298,685
Sr. Unsec’d. Notes, EMTN	10.875	04/06/21	800	835,033

				1,133,718

Mozambique 0.2%
Mozambique International Bond,
Unsec’d. Notes	5.000	09/15/31	1,625	1,389,656

Nigeria 0.6%
Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.625	11/21/25	575	592,480
Sr. Unsec’d. Notes	7.696	02/23/38	1,010	941,555
Sr. Unsec’d. Notes	7.875	02/16/32	1,720	1,658,854
Sr. Unsec’d. Notes	8.747	01/21/31	910	936,171

				4,129,060

Oman 0.2%
Oman Government International Bond,
Sr. Unsec’d. Notes	6.500	03/08/47	1,120	993,287

Pakistan 0.6%
Pakistan Government International Bond,
Sr. Unsec’d. Notes	8.250	04/15/24	1,840	1,924,056
Third Pakistan International Sukuk Co. Ltd. (The),
Sr. Unsec’d. Notes	5.500	10/13/21	775	775,386
Sr. Unsec’d. Notes	5.625	12/05/22	870	860,967

				3,560,409

Senegal 0.2%
Senegal Government International Bond,
Sr. Unsec’d. Notes	4.750	03/13/28	EUR 890	1,008,897

South Africa 0.3%
Republic of South Africa Government International
Bond,
Sr. Unsec’d. Notes(aa)	5.875	09/16/25	1,000	1,070,397
Sr. Unsec’d. Notes(aa)	5.875	06/22/30	640	659,886

				1,730,283

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	37

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Sri Lanka 0.5%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes	5.875%	07/25/22	3,300	$2,790,979
Sr. Unsec’d. Notes	6.825	07/18/26	660	499,356

				3,290,335

Turkey 1.7%
Turkey Government International Bond,
Sr. Unsec’d. Notes(aa)	4.875	10/09/26	3,000	2,671,644
Sr. Unsec’d. Notes(aa)	6.000	03/25/27	1,440	1,351,727
Sr. Unsec’d. Notes(aa)	6.875	03/17/36	2,945	2,733,209
Turkiye Ihracat Kredi Bankasi,
Sr. Unsec’d. Notes(aa)	4.250	09/18/22	2,300	2,181,531
Turkiye Ihracat Kredi Bankasi A/S,
Sr. Unsec’d. Notes(aa)	6.125	05/03/24	1,750	1,702,488

				10,640,599

Ukraine 1.8%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	7.750	09/01/21	2,155	2,219,715
Sr. Unsec’d. Notes	7.750	09/01/22	1,310	1,362,500
Sr. Unsec’d. Notes	7.750	09/01/23	1,025	1,063,536
Sr. Unsec’d. Notes	7.750	09/01/25	2,350	2,425,524
Sr. Unsec’d. Notes	7.750	09/01/26	660	676,786
Sr. Unsec’d. Notes	8.994	02/01/24	650	698,918
Sr. Unsec’d. Notes	9.750	11/01/28	2,925	3,266,935

				11,713,914

Zambia 0.0%
Zambia Government International Bond,
Sr. Unsec’d. Notes	8.500	04/14/24	340	189,044

TOTAL SOVEREIGN BONDS (cost $124,644,550)				100,619,951

			Shares

COMMON STOCKS 0.4%

Colombia 0.0%
Frontera Energy Corp.			44,076	92,533

See Notes to Financial Statements.

38

Description	Shares	Value

COMMON STOCKS (Continued)

United States 0.4%
GenOn Energy Holdings, Inc. (Class A Stock)*^	14,397	$2,735,430

TOTAL COMMON STOCKS (cost $1,225,210)		2,827,963

TOTAL LONG-TERM INVESTMENTS (cost $861,688,400)		824,793,056

SHORT-TERM INVESTMENT 2.8%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $17,753,166)(w)	17,753,166	17,753,166

TOTAL INVESTMENTS 132.9% (cost $879,441,566)		842,546,222
Liabilities in excess of other assets(z) (32.9)%		(208,376,589)

NET ASSETS 100.0%		$634,169,633

Below is a list of the abbreviation(s) used in the annual report:
144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
CDX—Credit Derivative Index
CLO—Collateralized Loan Obligation
EMTN—Euro Medium Term Note
EURIBOR—Euro Interbank Offered Rate
GMTN—Global Medium Term Note
LIBOR—London Interbank Offered Rate
LP—Limited Partnership
MTN—Medium Term Note
OTC—Over-the-counter
PIK—Payment-in-Kind
PJSC—Public Joint-Stock Company
EUR—Euro
GBP—British Pound

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $17,020,341 and 2.7% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $526,966,905 segregated as collateral for amount of $224,000,000 borrowed and outstanding as of July 31, 2020.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2020.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $35,200. The aggregate value of $4,419,327 is 0.7% of net assets.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	39

Schedule of Investments (continued)

as of July 31, 2020

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(p)	Interest rate not available as of July 31, 2020.
(rr)	Perpetual security with no stated maturity date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)Includes	net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward foreign currency exchange contracts outstanding at July 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/20	Citibank, N.A.	GBP	22,383	$28,784,508	$29,299,956	$ 515,448	$—
Expiring 08/04/20	Morgan Stanley & Co.
	International PLC	GBP	86	106,449	112,912	6,463	—
Euro,
Expiring 08/04/20	JPMorgan Chase Bank, N.A.	EUR	120,813	141,812,863	142,323,557	510,694	—
Expiring 08/04/20	JPMorgan Chase Bank, N.A.	EUR	585	657,000	688,896	31,896	—

				$171,360,820	$172,425,321	1,064,501	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/20	Citibank, N.A.	GBP	19,668	$24,560,064	$25,746,204	$ —	$(1,186,140)
Expiring 08/04/20	Citibank, N.A.	GBP	1,170	1,446,086	1,531,729	—	(85,643)
Expiring 08/04/20	HSBC Bank USA, N.A.	GBP	1,631	2,034,665	2,134,935	—	(100,270)
Expiring 09/02/20	Citibank, N.A.	GBP	22,383	28,789,667	29,304,569	—	(514,902)
Expiring 09/02/20	Citibank, N.A.	GBP	567	744,591	742,602	1,989	—
Euro,
Expiring 08/04/20	Bank of America, N.A.	EUR	238	267,653	280,120	—	(12,467)
Expiring 08/04/20	Citibank, N.A.	EUR	3,859	4,337,345	4,545,899	—	(208,554)
Expiring 08/04/20	Citibank, N.A.	EUR	2,300	2,614,912	2,709,508	—	(94,596)
Expiring 08/04/20	Citibank, N.A.	EUR	1,275	1,454,805	1,502,010	—	(47,205)
Expiring 08/04/20	HSBC Bank USA, N.A.	EUR	393	441,749	462,414	—	(20,665)
Expiring 08/04/20	HSBC Bank USA, N.A.	EUR	329	371,033	387,997	—	(16,964)
Expiring 08/04/20	JPMorgan Chase Bank, N.A.	EUR	108,048	121,150,033	127,285,776	—	(6,135,743)
Expiring 08/04/20	JPMorgan Chase Bank, N.A.	EUR	771	881,043	908,523	—	(27,480)
Expiring 08/04/20	JPMorgan Chase Bank, N.A.	EUR	500	566,312	589,024	—	(22,712)

See Notes to Financial Statements.

40

Forward foreign currency exchange contracts outstanding at July 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 08/04/20	Morgan Stanley & Co.
	International PLC	EUR	2,730	$3,119,214	$3,216,363	$—	$(97,149)
Expiring 08/04/20	UBS AG	EUR	717	806,334	844,682	—	(38,348)
Expiring 08/04/20	UBS AG	EUR	238	268,625	280,137	—	(11,512)
Expiring 09/02/20	Citibank, N.A.	EUR	2,615	3,093,662	3,081,952	11,710	—
Expiring 09/02/20	JPMorgan Chase Bank, N.A.	EUR	120,813	141,901,661	142,411,207	—	(509,546)
Expiring 09/02/20	JPMorgan Chase Bank, N.A.	EUR	913	1,073,589	1,075,901	—	(2,312)

				$339,923,043	$349,041,552	13,699	(9,132,208)

						$1,078,200	$(9,132,208)

Credit default swap agreement outstanding at July 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at July 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.HY.34.V7	06/20/25	5.000%(Q)	110,882	$6,185,632	$(3,633,232)	$(9,818,864)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	41

Schedule of Investments (continued)

as of July 31, 2020

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$8,244,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Cayman Islands	$—	$10,798,968	$—
Bank Loans
Canada	—	2,014,478	—
Germany	—	2,248,707	—
Luxembourg	—	3,725,022	3,450,804
Saint Lucia	—	2,124,247	—
United Kingdom	—	11,631,755	—
United States	—	23,248,939	10,834,107
Convertible Bond
Jamaica	—	4,671	—

See Notes to Financial Statements.

42

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Corporate Bonds
Argentina	$—	$2,024,182	$—
Bahrain	—	2,384,410	—
Belarus	—	814,791	—
Brazil	—	19,859,878	—
Burkina Faso	—	1,953,679	—
Canada	—	21,097,674	—
Chile	—	217,675	—
China	—	1,401,732	—
Colombia	—	1,659,084	—
Costa Rica	—	310,407	—
France	—	12,156,171	—
Germany	—	12,842,540	—
Guatemala	—	1,027,679	—
India	—	8,155,812	—
Indonesia	—	1,571,204	—
Jamaica	—	8,781,626	—
Kuwait	—	361,533	—
Luxembourg	—	22,890,253	—
Macau	—	2,501,998	—
Mexico	—	19,244,439	—
Netherlands	—	18,024,054	—
Nigeria	—	1,530,747	—
Peru	—	1,017,588	—
Puerto Rico	—	3,652,105	—
Russia	—	3,633,041	—
Saudi Arabia	—	1,592,544	—
South Africa	—	8,055,498	—
Spain	—	7,458,802	—
Switzerland	—	2,934,445	—
Tunisia	—	3,003,962	—
Turkey	—	5,633,620	—
Ukraine	—	934,860	—
United Kingdom	—	29,551,618	—
United States	—	416,639,085	—
Vietnam	—	534,271	—
Zambia	—	5,810,437	—
Sovereign Bonds
Angola	—	4,261,713	—
Argentina	—	15,053,212	—
Bahrain	—	3,016,173	—
Costa Rica	—	2,679,949	—
Dominican Republic	—	4,533,428	—
Ecuador	—	2,953,855	—
Egypt	—	7,121,996	—
El Salvador	—	2,455,421	—
Gabon	—	2,007,922	—

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	43

Schedule of Investments (continued)

as of July 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Ghana	$—	$5,668,154	$—
Iraq	—	4,023,992	—
Ivory Coast	—	4,395,261	—
Kenya	—	1,855,934	—
Lebanon	—	813,739	—
Mongolia	—	1,133,718	—
Mozambique	—	1,389,656	—
Nigeria	—	4,129,060	—
Oman	—	993,287	—
Pakistan	—	3,560,409	—
Senegal	—	1,008,897	—
South Africa	—	1,730,283	—
Sri Lanka	—	3,290,335	—
Turkey	—	10,640,599	—
Ukraine	—	11,713,914	—
Zambia	—	189,044	—
Common Stocks
Colombia	92,533	—	—
United States	—	—	2,735,430
Affiliated Mutual Fund	17,753,166	—	—

Total	$17,845,699	$807,680,182	$17,020,341

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$1,078,200	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(9,132,208)	$—
Centrally Cleared Credit Default Swap Agreement	—	(9,818,864)	—

Total	$—	$(18,951,072)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Common Stocks
Balance as of 07/31/19	$6,033,861	$2,692,338
Realized gain (loss)	(6,383)	(65)
Change in unrealized appreciation (depreciation)	(290,684)	1,400,074
Purchases/Exchanges/Issuances	10,552,468	—

See Notes to Financial Statements.

44

	Bank Loans	Common Stocks
Sales/Paydowns	$(163,125)	$(1,356,917)
Accrued discount/premium	15,110	—
Transfers into Level 3	—	—
Transfers out of Level 3	(1,856,336)	—

Balance as of 07/31/20	$14,284,911	$2,735,430

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(290,684)	$1,400,074

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of July 31, 2020	Valuation Methodology	Unobservable Inputs
Bank Loans	$6,641,866	Market Approach	Adjusted Comparable Bond Spread
Bank Loans	7,643,045	Market Approach	Single Broker Indicative Quote
Common Stocks	2,735,430	Market Approach	Single Broker Indicative Quote

	$17,020,341

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$1,856,336	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2020 were as follows (unaudited):

Sovereign Bonds	15.9%
Oil & Gas	12.6
Chemicals	7.3
Retail	7.0
Commercial Services	6.7
Telecommunications	6.5
Media	6.3
Entertainment	5.9
Foods	4.6
Electric	4.4
Home Builders	4.2
Diversified Financial Services	3.6
Healthcare-Services	3.3

Aerospace & Defense	3.1%
Auto Manufacturers	3.0
Affiliated Mutual Fund	2.8
Computers	2.8
Mining	2.7
Building Materials	2.2
Pharmaceuticals	2.1
Banks	2.1
Packaging & Containers	1.9
Pipelines	1.9
Engineering & Construction	1.7
Collateralized Loan Obligations	1.7
Real Estate	1.6

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	45

Schedule of Investments (continued)

as of July 31, 2020

Industry Classification (continued):

Lodging	1.6%
Auto Parts & Equipment	1.3
Real Estate Investment Trusts (REITs)	1.2
Iron/Steel	1.2
Software	1.2
Internet	1.1
Electrical Components & Equipment	1.0
Gas	0.9
Machinery-Diversified	0.9
Advertising	0.8
Agriculture	0.5
Leisure Time	0.4
Distribution/Wholesale	0.4
Transportation	0.4
Electric Utilities	0.4
Insurance	0.4

Holding Companies-Diversified	0.3%
Apparel	0.3
Housewares	0.2
Energy-Alternate Sources	0.2
Electronics	0.2
Miscellaneous Manufacturing	0.1
Food Service	0.0 *
Oil, Gas & Consumable Fuels	0.0 *

132.9
Liabilities in excess of other assets	(32.9)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—	Due from/to broker-variation margin swaps	$9,818,864	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,078,200	Unrealized depreciation on OTC forward foreign currency exchange contracts	9,132,208

		$1,078,200		$18,951,072

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

46

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$20,269,831
Foreign exchange contracts	7,361,164	—

Total	$7,361,164	$20,269,831

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$(9,821,670)
Foreign exchange contracts	(14,987,026)	—

Total	$(14,987,026)	$(9,821,670)

For the year ended July 31, 2020, the Fund’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)
$189,583,085

Forward Foreign Currency Exchange Contracts—Sold(1)	Cross Currency Exchange Contracts(2)	Credit Default Swap Agreements— Buy Protection(3)
$358,607,995	$569,289	$72,752,010

(1)	Value at Settlement Date.
(2)	Value at Trade Date.
(3)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	47

Schedule of Investments (continued)

as of July 31, 2020

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$—	$(12,467)	$(12,467)	$—	$(12,467)
Citibank, N.A.	529,147	(2,137,040)	(1,607,893)	1,530,000	(77,893)
HSBC Bank USA, N.A.	—	(137,899)	(137,899)	—	(137,899)
JPMorgan Chase Bank, N.A.	542,590	(6,697,793)	(6,155,203)	6,155,203	—
Morgan Stanley & Co. International PLC	6,463	(97,149)	(90,686)	—	(90,686)
UBS AG	—	(49,860)	(49,860)	—	(49,860)

	$1,078,200	$(9,132,208)	$(8,054,008)	$7,685,203	$(368,805)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

48

Statement of Assets and Liabilities

as of July 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $861,688,400)	$824,793,056
Affiliated investments (cost $17,753,166)	17,753,166
Cash	204,219
Foreign currency, at value (cost $343,641)	353,825
Cash segregated for counterparty - OTC	7,840,000
Dividends and interest receivable	13,682,856
Deposit with broker for centrally cleared/exchange-traded derivatives	8,244,000
Receivable for investments sold	1,884,124
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,078,200
Due from broker—variation margin swaps	63,256
Tax reclaim receivable	3,784

Total Assets	875,900,486

Liabilities
Loan payable	224,000,000
Unrealized depreciation on OTC forward foreign currency exchange contracts	9,132,208
Payable for investments purchased	7,454,691
Management fee payable	604,962
Accrued expenses and other liabilities	209,857
Loan interest payable	174,793
Dividends payable	102,241
Deferred directors’ fees and directors’ fees payable	52,101

Total Liabilities	241,730,853

Net Assets	$634,169,633

Net assets were comprised of:
Common stock, at par	$40,924
Paid-in capital in excess of par	775,060,933
Total distributable earnings (loss)	(140,932,224)

Net assets, July 31, 2020	$634,169,633

Net asset value and redemption price per share ($634,169,633 ÷ 40,923,879 shares of common stock issued and outstanding)	$15.50

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	49

Statement of Operations

Year Ended July 31, 2020

Net Investment Income (Loss)
Income
Interest income (net of $13,750 foreign withholding tax)	$57,539,621
Affiliated dividend income	240,013
Unaffiliated dividend income (net of $4,000 foreign withholding tax)	32,159

Total income	57,811,793

Expenses
Management fee	7,315,498
Loan interest and commitment expense	4,763,201
Custodian and accounting fees	161,521
Shareholders’ reports	78,500
Excise tax expense	75,498
Legal fees and expenses	71,597
Audit fee	47,827
Registration fees	41,947
Directors’ fees	20,507
Transfer agent’s fees and expenses	19,683
Miscellaneous	17,292

Total expenses	12,613,071

Net investment income (loss)	45,198,722

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,946,927
Forward and cross currency contract transactions	7,361,164
Swap agreement transactions	20,269,831
Foreign currency transactions	(2,485,036)

28,092,886

Net change in unrealized appreciation (depreciation) on:
Investments	(44,189,463)
Forward and cross currency contracts	(14,987,026)
Swap agreements	(9,821,670)
Foreign currencies	331,536

(68,666,623)

Net gain (loss) on investment and foreign currency transactions	(40,573,737)

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,624,985

See Notes to Financial Statements.

50

Statements of Changes in Net Assets

	Year Ended July 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,198,722	$37,381,626
Net realized gain (loss) on investment and foreign currency transactions	28,092,886	7,714,962
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(68,666,623)	18,331,019

Net increase (decrease) in net assets resulting from operations	4,624,985	63,427,607

Dividends and Distributions
Distributions from distributable earnings	(51,359,468)	(44,095,480)

Total increase (decrease)	(46,734,483)	19,332,127

Net Assets:
Beginning of year	680,904,116	661,571,989

End of year	$634,169,633	$680,904,116

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	51

Statement of Cash Flows

For Year Ended July 31, 2020

Cash Flows Provided by / (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$4,624,985

Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting From
Operations to Net Cash Provided by / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments	492,388,739
Purchases of long-term portfolio investments	(414,003,923)
Net proceeds (purchases) of short-term portfolio investments	(10,388,696)
Net premiums (paid) received for OTC swap agreements	10,448,161
Amortization of premium and accretion of discount on portfolio investments	(2,220,008)
Net realized (gain) loss on investment transactions	(2,946,927)
Net realized (gain) loss on swap agreements transactions	(20,269,831)
Net realized (gain) loss on forward and cross currency contracts	(7,361,164)
Net realized (gain) loss on foreign currency transactions	2,485,036
Net change in unrealized (appreciation) depreciation of investments	44,189,463
Net change in unrealized (appreciation) depreciation on swap agreements transactions	9,821,670
Net change in unrealized (appreciation) depreciation on forward and cross currency contracts	14,987,026
Net change in unrealized (appreciation) depreciation on foreign currencies	(331,536)
(Increase) Decrease in Assets:
Dividends and interest receivable	953,644
Receivable for investments sold	6,063,234
Tax reclaim receivable	(3,784)
Increase (Decrease) in Liabilities:
Payable for investments purchased	(8,060,361)
Management fee payable	(90,410)
Accrued expenses and other liabilities	56,406
Loan interest payable	(573,762)
Dividends payable	(36,023)
Deferred directors’ fees	1,437
Due to broker-variation margin swaps	(61,551)

Total adjustments	115,046,840

Cash provided by (used for) operating activities	119,671,825

Effect of exchange rate changes on cash	5,207,664

Cash Provided by (Used For) Financing Activities:
Decrease in borrowing	(60,000,000)
Cash paid on distributions from distributable earnings	(51,359,468)

Cash provided by (used for) financing activities	(111,359,468)

Net increase (decrease) in cash and restricted cash, including foreign currency	13,520,021
Cash and restricted cash at beginning of year, including foreign currency	3,185,279

Cash and Restricted Cash at End of Year, Including Foreign Currency	$16,705,300

See Notes to Financial Statements.

52

Reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities to the Statement of Cash Flows:

	July 31, 2020	July 31, 2019
Cash	$204,219	$120,047
Foreign currency, at value	353,825	2,165,232
Restricted Cash:
Cash segregated for counterparty - OTC	7,840,000	—
Deposit with broker for centrally cleared/exchange-traded derivatives	8,244,000	900,000
Due from broker-variation margin swaps	63,256	—

Total cash and restricted cash	$16,705,300	$3,185,279

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.	53

Notes to Financial Statements

1.     Organization

PGIM Global High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on July 23, 2012.

The investment objective of the Fund is to provide a high level of current income by investing primarily in below investment-grade fixed income instruments of issuers located around the world, including emerging markets.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

54

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Investments in open-end (other than exchange-traded mutual funds) funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain

PGIM Global High Yield Fund, Inc.	55

Notes to Financial Statements (continued)

derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Board. However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

56

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The

PGIM Global High Yield Fund, Inc.	57

Notes to Financial Statements (continued)

Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency. The cash amounts pledged for forward currency contracts are considered restricted cash and are included in “Cash segregated for counterparty - OTC” in the Statement of Assets and Liabilities.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a

58

specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may

PGIM Global High Yield Fund, Inc.	59

Notes to Financial Statements (continued)

have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with

60

the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2020, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year. The Fund paid approximately $75,000 of Federal excise taxes attributable to calendar year 2019 in March 2020. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

PGIM Global High Yield Fund, Inc.	61

Notes to Financial Statements (continued)

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of common stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of common stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through PGIM Fixed Income a business unit of PGIM, Inc. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. PGIM, Inc.

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has entered into a sub-subadvisory agreement with PGIM Limited which provides that PGIM Limited will furnish investment advisory services in connection with the management of the Fund.

The management fee paid to the Manager is accrued daily and payable monthly, at an annual rate of 0.85% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund, are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended July 31, 2020, no 17a-7 transactions were entered into by the Fund.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2020, were $414,003,923 and $490,454,345, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended July 31, 2020, is presented as follows:

PGIM Global High Yield Fund, Inc.	63

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$7,364,470	$316,853,933	$306,465,237	$—	$—	$17,753,166	17,753,166	$240,013

*	The Fund did not have any capital gain distributions during the reporting period.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended July 31, 2020, the adjustments were to decrease total distributable loss and decrease paid-in capital in excess of par by $75,498 due to non-deductible excise tax. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended July 31, 2020, the tax character of dividends paid by the Fund was $51,359,468 of ordinary income. For the year ended July 31, 2019, the tax character of dividends paid by the Fund was $44,095,480 of ordinary income.

As of July 31, 2020, there were no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$875,543,198	$40,922,204	$(91,792,052)	$(50,869,848)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes, securities in default and mark-to-market of forwards, receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2020 of approximately $86,646,000 which can be carried forward for an unlimited period. The Fund utilized approximately $24,162,000 of its capital loss carryforward to offset net

64

taxable gains realized in the fiscal year ended July 31, 2020. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat late year losses of approximately $3,262,000 as having been incurred in the following fiscal year (July 31, 2021).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2020 are subject to such review.

7. Capital and Ownership

There are 1 billion shares of $0.001 par value common stock authorized. As of July 31, 2020, Prudential owned 9,922 shares of the Fund.

For the reporting year ended July 31, 2020, the Fund did not issue any shares of common stock in connection with the Fund’s dividend reinvestment plan.

8. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $300 million or 50% of the net asset value based on the most recent fiscal year end. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

The Fund utilized the credit facility during the year ended July 31, 2020. The average daily outstanding loan balance for the 366 days that the Fund utilized the facility during the period was $226,199,454, borrowed at a weighted average interest rate of 2.07%. The maximum loan balance outstanding during the period was $284,000,000. At July 31, 2020, the Fund had an outstanding loan balance of $224,000,000.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund,

PGIM Global High Yield Fund, Inc.	65

Notes to Financial Statements (continued)

upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the rehypothecation of portfolio securities. Such earnings are disclosed in the Statement of Operations under Other income. As of July 31, 2020, there were no earnings to be disclosed.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

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Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make

PGIM Global High Yield Fund, Inc.	67

Notes to Financial Statements (continued)

investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be

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limited by bankruptcy laws.

10. Subsequent Event

Dividends to Shareholders: On August 31, 2020, the Fund declared monthly dividends of $0.105 per share payable on September 30, 2020, October 30, 2020 and November 30, 2020, respectively, to shareholders of record on September 11, 2020, October 16, 2020 and November 13, 2020, respectively. The ex-dates are September 10, 2020, October 15, 2020 and November 12, 2020, respectively.

PGIM Global High Yield Fund, Inc.	69

Financial Highlights

	Year Ended July 31,
	2020(a)	2019(a)	2018(a)	2017(a)	2016
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$16.64	$16.17	$16.57	$16.58	$17.07
Income (loss) from investment operations:
Net investment income (loss)	1.10	0.91	0.86	0.97	1.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.98)	0.64	(0.22)	0.21	(0.18)
Total from investment operations	0.12	1.55	0.64	1.18	0.85
Less Dividends and Distributions:
Dividends from net investment income	(1.26)	(1.08)	(0.93)	(1.19)	(1.34)
Tax return of capital distributions	-	-	(0.11)	-	-
Total dividends and distributions	(1.26)	(1.08)	(1.04)	(1.19)	(1.34)
Net asset value, end of year	$15.50	$16.64	$16.17	$16.57	$16.58
Market price, end of year	$13.18	$14.52	$13.63	$15.11	$15.38
Total Return(b):	(0.40)%	15.12%	(2.96)%	6.31%	14.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$634,170	$680,904	$661,572	$678,219	$678,556
Average net assets (000)	$634,188	$657,922	$666,960	$678,323	$669,729
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.99%	2.56%	2.15%	1.94%	1.74%
Expenses before waivers and/or expense reimbursement(d)	1.99%	2.56%	2.15%	1.94%	1.74%
Net investment income (loss)	7.13%	5.68%	5.30%	5.86%	6.27%
Portfolio turnover rate(e)	49%	96%	67%	66%	59%
Asset coverage	383%	340%	356%	368%	342%
Total debt outstanding at period-end (000)	$224,000	$284,000	$258,000	$253,000	$280,000

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense of 0.75% and a tax expense of 0.01% for the year ended July 31, 2020, interest expense of 1.28% and a tax expense of 0.01% for the year ended July 31, 2019, interest expense of 0.91% for the year ended July 31, 2018, interest expense of 0.64% and a tax expense of 0.04% for the year ended July 31, 2017, interest expense of 0.45% and a tax expense of 0.02% for the year ended July 31, 2016.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Global High Yield Fund, Inc. and Board of Directors PGIM Global High Yield Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Global High Yield Fund, Inc. (the Fund), including the schedule of investments, as of July 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

September 16, 2020

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Tax Information (unaudited)

For the year ended July 31, 2020, the Fund reports the maximum amount allowable but not less than 59.90% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2020.

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Other Information (unaudited)

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The Fund seeks to provide a high level of current income by investing primarily in below investment-grade fixed income instruments of issuers located around the world, including emerging markets.

Investment Policies. The Fund seeks to achieve its objective by investing primarily in high yield fixed income instruments of issuers located around the world, including emerging markets. Under normal market conditions and after the initial investment period following this offering, at least 80% of the Fund’s investable assets will be invested in a portfolio of global high yield fixed income instruments with varying maturities and other investments (including derivatives) with similar economic characteristics. The Fund may invest in fixed income instruments that are denominated in U.S. dollars or foreign currencies. High yield fixed income instruments (commonly referred to as “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

BYLAWS AMENDMENT

The following information in this Annual Report is a summary of certain changes since July 31, 2019. This information may not reflect all of the changes that have occurred since you purchased this Fund.

On July 9, 2020, the Board of Directors of the Fund amended the Fund’s Bylaws, effective immediately, to elect to be subject to the Maryland Control Share Acquisition Act (MCSAA).

The MCSSA provides that a holder of “control shares” of a Maryland corporation “acquired in a control share acquisition” may not exercise voting rights with respect to control shares, except to the extent approved at a meeting of stockholders by a vote of two-thirds of all votes entitled to be cast on the matter, not including votes entitled to be cast by the person who has made or proposes to make a control share acquisition (an Acquiring Person) or by officers or employees-directors of the corporation. Generally, “control shares” are shares that, when aggregated with shares already owned by an Acquiring Person or which the Acquiring Person is entitled to exercise voting power, would entitle the Acquiring Person to exercise 10% or more, 33-1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors.

The MCSSA will only apply to “control shares” acquired after July 9, 2020, the date that the Fund elected to be subject to the MCSSA by the Bylaws amendment.

PGIM Global High Yield Fund, Inc.	73

Other Information (unaudited) (continued)

The above description of the provisions of the MCSSA is only a summary and does not purport to be complete. Stockholders should refer to the actual provisions of the MCSSA for more information, including key terms, various exclusions from the MCSSA’s scope, and the procedure by which stockholders may approve the reinstatement of voting rights to holders of “control shares”.

CHANGE TO PRINCIPAL RISK FACTORS

The following information in this Annual Report is a summary of certain changes to the Principal Risk Factors since July 31, 2019. This information may not reflect all of the changes that have occurred since you purchased this Fund.

•	Due to the current market and geopolitical environment, the Fund added the risk factor “Market Disruption and Geopolitical Risks” to address the associated risks to the Fund.

PRINCIPAL RISK FACTORS

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk

The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk

Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

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Emerging Markets Risk

The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Foreign Securities Risk

The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk

The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Leverage Risk

The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

LIBOR Risk

Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority

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Other Information (unaudited) (continued)

announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk

The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk

Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks

International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist

76

attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Risks of Investments in Bank Loans

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Dividend Reinvestment Plan. Unless a holder of common stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common stock. The holders of common stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the common stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of common stock and may re-invest that cash in additional common stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common stock. The common stock will be acquired by the Plan Administrator for the participants’ accounts,

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Other Information (unaudited) (continued)

depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common stock from the Fund (“Newly Issued common stock”) or (ii) by purchase of outstanding common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the common stock plus per share fees (as defined below) is equal to or greater than the NAV per share of common stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued common stock on behalf of the participants. The number of Newly Issued common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of common stock on the payment date, provided that, if the NAV per share of common stock is less than or equal to 95% of the closing market price per share of common stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common stock on the payment date. If, on the payment date for any Dividend, the NAV per share of common stock is greater than the closing market value per share of common stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of common stock acquired on behalf of the participants in Open-Market Purchases.

“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of common stock exceeds the NAV per share of common stock, the average per share purchase price paid by the Plan Administrator for common stock may exceed the NAV per share of the common stock, resulting in the acquisition of fewer shares of common stock than if the Dividend had been paid in Newly Issued common stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common stock at the NAV per share of common stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of common stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

78

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of common stock such as banks, brokers or nominees that hold shares of common stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of common stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of common stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of common stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of common stock through the Plan Administrator are subject to brokerage commissions.

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Other Information (unaudited) (continued)

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/ investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of common stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of common stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of common stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

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Management of the Fund (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name, Year of Birth, Position(s), Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	Since 2013 (Class I)	None.
Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Since 2011 (Class II)	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Since 2011 (Class III)	Director of Anixter International, Inc. (communication products distributor) (since January 2006-June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

PGIM Global High Yield Fund, Inc.

Management of the Fund (continued)

Independent Board Members
Name, Year of Birth, Position(s), Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Since 2017 (Class I)	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	Since 2013 (Class II)	None.
Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Since 2017 (Class III)	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

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Independent Board Members
Name, Year of Birth, Position(s), Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	Since 2011 (Class III)	None.
Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	Since 2018 (Class I)	None
Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Since 2015 (Class II)	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.

PGIM Global High Yield Fund, Inc.

Management of the Fund (continued)

Interested Board Members
Name, Year of Birth, Position(s), Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	Since 2015 (Class I)	None.
Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	Since 2011 (Class III)	None.

Fund Officers(a)
Name, Year of Birth, Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Claudia DiGiacomo 1974 Chief Legal Officer	Since 2011	Vice President and Corporate Counsel (since January 2005) of Prudential; Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Dino Capasso 1974 Chief Compliance Officer	Since 2018	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

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Fund Officers(a)
Name, Year of Birth, Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Andrew R. French 1962 Secretary	Since 2011	Vice President (since December 2018-present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Jonathan D. Shain 1958 Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Diana N. Huffman 1982 Assistant Secretary	Since 2019	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).
Melissa Gonzalez 1980 Assistant Secretary	Since 2020	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.
Patrick E. McGuinness 1986 Assistant Secretary	Since 2020	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Since 2019	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).
Elyse M. McLaughlin 1974 Assistant Treasurer	Since 2019	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.
Lana Lomuti 1967 Assistant Treasurer	Since 2014	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.

PGIM Global High Yield Fund, Inc.

Management of the Fund (continued)

Fund Officers(a)
Name, Year of Birth, Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Russ Shupak 1973 Assistant Treasurer	Since 2019	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.
Deborah Conway 1969 Assistant Treasurer	Since 2019	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.

(a)	Excludes Mr. Parker and Mr. Benjamin, Interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
•

The Board is divided into three classes, each of which has three-year terms. Class I term expires in 2022, Class II term expires in 2023 and Class III term expires in 2021. Officers are generally elected by the Board to one-year terms.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

•	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global High Yield Fund, Inc. (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the Independent Directors). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, two Investment Committees and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with “PGIM”, Inc. (PGIM) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other

PGIM Global High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program. With respect to PGIM Investment’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and

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responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale.

PGIM Global High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three- and five-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

Visit our website at pgim.com/investments

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global High Yield Fund, Inc.

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	as required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us since 2016 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity

Account I and CG Variable Annuity Account II; Prudential Legacy Insurance Company of New Jersey; All insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC; Assurance IQ, LLC.

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; Prudential Private Placement Investors, L.P., Prudential Customer Solutions LLC; QMA LLC; Jennison Associates LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Capital Partners, L.P.; Advanced Series Trust; Prudential Private Placement Investors, Inc.; All funds that include the following names: Prudential, PCP, PGIM, or PCEP

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2020

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 451-6788 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global High Yield Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PGIM GLOBAL HIGH YIELD FUND, INC.

NYSE	GHY
CUSIP	69346J106

PICE1001E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2020 and July 31, 2019, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $47,827 and $47,827 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended July 31, 2020, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended July 31, 2019, there are no fees to report.

(c) Tax Fees

For the fiscal years ended July 31, 2020 and July 31, 2019: none.

(d) All Other Fees

For the fiscal years ended July 31, 2020 and July 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

●	Annual Fund financial statement audits

●	Seed audits (related to new product filings, as required)

●	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

●	Accounting consultations

●	Fund merger support services

●	Agreed Upon Procedure Reports

●	Attestation Reports

●	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

●	Tax compliance services related to the filing or amendment of the following:

●	Federal, state and local income tax compliance; and,

●	Sales and use tax compliance

●	Timely RIC qualification reviews

●	Tax distribution analysis and planning

●	Tax authority examination services

●	Tax appeals support services

●	Accounting methods studies

●	Fund merger support services

●	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

●	Bookkeeping or other services related to the accounting records or financial statements of the Fund

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions or human resources

●	Broker or dealer, investment adviser, or investment banking services

●	Legal services and expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended July 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended July 31, 2019: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2020 and July 31, 2019 was $0 and $0, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace C. Torres (chair), Laurie Simon Hodrick, Michael S. Hyland, Brian K. Reid, and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

PROXY VOTING POLICIES OF THE SUBADVISER

PGIM FIXED INCOME

PGIM Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.

Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Robert Cignarella, CFA, is a Managing Director and Head of U.S. High Yield for PGIM Fixed Income. Mr. Cignarella is also the co-Head of the Global High Yield Strategy. Prior to joining the firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on PGIM Fixed Income’s Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Ryan Kelly, CFA, is a Principal and lead portfolio manager for PGIM Fixed Income’s Credit Opportunities strategy. Mr. Kelly is also a senior portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Prior to his current roles, Mr. Kelly was a senior high yield credit analyst in PGIM Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Prior to joining the firm in 2002, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector.

He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in PGIM Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Daniel Thorogood, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Mr. Thorogood is also responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of PGIM Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the Firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in PGIM Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of July 31, 2020.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership of Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets	Fund Ownership

Robert Cignarella, CFA	28 / $31,743,381,688	30 / $7,662,868,398	8 / $1,458,976,568	Under $10,000
114 / $14,317,193,167
Brian Clapp, CFA	28 / $31,458,780,564	30 / $7,662,868,398	8 / $1,458,976,568	$10,001 - $50,000
114 / $14,317,193,167
Ryan Kelly, CFA	28 / $31,458,780,564	30 / $7,662,868,398	8 / $1,458,976,568	$0
114 / $14,317,193,167
Robert Spano, CFA, CPA	32 / $31,458,780,564	22 / $7,662,868,398	8 / $1,458,976,568	$10,001 - $50,000
120 / $14,317,193,167
Daniel Thorogood, CFA	32 / $31,458,780,564	22 / $7,662,868,398	8 / $1,458,976,568	$10,001 - $50,000
120 / $14,317,193,167

Compensation and Conflicts Disclosure:

Compensation

General

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM, Inc. is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

●	business initiatives;

●	the number of investment professionals receiving a bonus and related peer group compensation;

●	financial metrics of the business relative to those of appropriate peer groups; and

●	investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of PGIM Fixed Income’s business. The targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial; (ii) book value units which track the book value per share of Prudential Financial; and (iii) Prudential Financial stock options.    Each of the restricted stock, long-term incentive plan grants, performance shares, book value units and stock options is subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

-	elimination of the conflict;
-	disclosure of the conflict; or
-	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

●

Performance Fees – PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

●

Affiliated accounts – PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

●

Large accounts/higher fee strategies – large accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.

●

Long only and long/short accounts – PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Fixed Income may, therefore, sell, and has at times sold, a security short in some client accounts while holding the same security long in other client accounts.    These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.

●

Securities of the same kind or class – PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors as PGIM Fixed Income seeks the most advantageous terms reasonably attainable in the circumstances. PGIM Fixed Income may also, at any time, execute, and has at times executed, trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade such securities in any other account. While such trades (or a decision not to trade) could appear as inconsistencies in how PGIM Fixed Income views a security for one client versus another, opposite way trades are generally due to differences in investment strategy, portfolio composition or client direction.

●

Investment at different levels of an issuer’s capital structure— PGIM Fixed Income may invest, and has at times invested, client assets in the same issuer, but at different levels in the issuer’s capital structure. For instance, PGIM Fixed Income may invest, and has at times invested, client assets in private securities or loans of an issuer and invest the assets of other clients in publicly traded securities of the same issuer. In addition, PGIM Fixed Income may invest, and has at times invested, client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) where PGIM Fixed Income also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities may have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income may have, and has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

●

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income may find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions may result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder may prefer a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. In some cases, PGIM Fixed Income may refrain, and has at times refrained, from taking certain actions or making investments on behalf of certain clients or PGIM Fixed Income may sell, and has at times sold, investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain, and has at times not refrained, from taking actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

●

Financial interests of investment professionals—PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including ETFs, mutual funds and collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed

Income investment professionals have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.
●

Non-discretionary/limited discretion accounts—PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis.    Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

●

Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the chief investment officer/head of PGIM Fixed Income and the strategy team review and discuss the investment performance and performance attribution for each client account managed in the strategy. These meetings are also attended by the head of the investment risk management group or his designee and a member of the compliance group.

●

In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; (iv) portfolio turnover; (v) and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

●

PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

●

Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests, and may in the future invest, client assets in funds that it manages or subadvises for an affiliate. PGIM Fixed Income also invests cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.

●

Conflicts Related to Co-investment by Affiliates.    PGIM Fixed Income affiliates have provided, and may in the future provide, initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

●

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

●

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

●

PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

●

Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

●	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.

●	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

●

PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure. For example:

●

Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

●

To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

●

Certain of PGIM Fixed Income’s affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PGIM Fixed Income invests from time to time. These issuers may also be service providers to PGIM Fixed Income or its affiliates.

●	In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Arising Out of Legal Restrictions.

●

At times, PGIM Fixed Income is, and may in the future be, restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.

●

PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. Prudential Financial tracks these aggregated holdings and PGIM Fixed Income may restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.

●

In addition, PGIM Fixed Income has received, and may in the future receive, material, non-public information with respect to a particular issuer and, as a result, have been, and may in the future be, unable to invest in or execute transactions in securities of that issuer for its clients. This information can be received voluntarily or involuntarily and under varying circumstances, including upon execution of a non-disclosure agreement, as a result of serving on the board of directors of a company, or serving on an ad hoc or official creditors’ committee. In some instances, PGIM Fixed Income has created, and may in the future create, an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income. PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought, and may in the future seek, with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account may lend (through assignments, participations or otherwise), which may place an account at an information disadvantage relative to other lenders. Conversely, PGIM Fixed Income has chosen, and may in the future choose, to receive material, non-public information about borrowers for its clients that invest in bank loans, which has restricted, and may in the future restrict, its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.

Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

●	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;

●	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;

●	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and

●	it may pay for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client’s relationship with an investment consultant may result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) may be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. A service provider may provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Fixed Income may benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, single client account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Conflicts Related to Securities Lending Fees.

When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, PGIM Fixed Income is compensated for its securities lending services by receiving a portion of the proceeds generated from the securities lending activities of the account. PGIM Fixed Income could, therefore, be considered to have the incentive to invest in securities that would generate higher securities lending returns, but that may not otherwise be in the best interest of the client account.

Conflicts Related to Long-Term Compensation. The performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings are also attended by the head of the investment risk management group or his designee and a member of the compliance group.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients.

This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Global High Yield Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 16, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	September 16, 2020